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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  May 21, 1996


                        IDEC PHARMACEUTICALS CORPORATION
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)


                 0-19311                            33-0112644
         (Commission File Number)        (IRS Employer Identification No.)


               11011 Torreyana Road, San Diego, California 92121
             (Address of principal executive offices)   (Zip Code)


                                 (619) 550-8500
              (Registrant's telephone number, including area code)
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Item 5.  Other Events.

         On May 21, 1996, IDEC Pharmaceuticals Corporation (the "Company") entered into a letter agreement with Genentech, Inc., a copy of which is attached hereto as Exhibit 10.1.

         On May 22, 1996, the Company's shareholders approved the amendment of the Company's Articles of Incorporation to increase the authorized number of shares to 50,000,000. A copy of the Company's Second Amended and Restated Articles of Incorporation, filed with the Secretary of State of the State of California, is attached hereto as Exhibit 3.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)     Exhibits.

                 Exhibit 3.1      Second Amended and Restated Articles of
                                  Incorporation
                 Exhibit 10.1 Letter Agreement between the Company and Genentech, Inc., dated May 21, 1996.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 IDEC PHARMACEUTICALS CORPORATION



                                 By:  /s/  PHILLIP M. SCHNEIDER
                                    ------------------------------------
                                    Phillip M. Schneider, Vice President
                                      and Chief Financial Officer

Date: June 6, 1996




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                                 EXHIBIT INDEX


                                                                                          Sequentially
   Exhibit                                                                                  Numbered
   Number                                     Document                                       Page
   ------                                     --------                                   -------------
  3.1         Second Amended and Restated Articles of Incorporation . . . . . . . .            __

 10.1         Letter Agreement between the Company and Genentech, Inc., dated May
              21, 1996  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            __





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